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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) August 31, 2001

                               TRUSERV CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

               2-20910                                36-2099896
      (Commission File Number)            (I.R.S. Employer Identification No.)

    8600 WEST BRYN MAWR AVENUE, CHICAGO, ILLINOIS         60631-3505
      (Address of Principal Executive Offices)            (Zip Code)

                                  773-695-5000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

TruServ Corporation issued the attached press release in connection with receiving the extension of reservation of rights letter from its current lenders.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TRUSERV CORPORATION
                                            (Registrant)




Date: September 5, 2001                     By /s/ Pamela Forbes Lieberman
                                            ----------------------------------
                                            Name:  Pamela Forbes Lieberman
                                            Title: Chief Operating Officer,
                                            Chief Financial Officer and
                                            Senior Vice President